                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) December 23, 1993
                                                 -----------------

                CENTOCOR, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                          0-11103           23-2117202
- --------------------------------------------------------------------------------
 (State or other juris-            (Commission file     (IRS Employer
diction of incorporation)              number)        Identification No.)

 200 Great Valley Parkway, Malvern, Pennsylvania                  19355
- --------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (215) 651-6000
                                                   --------------

           Not applicable
- --------------------------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On December 23, 1993, a purported security holder of Tocor II, Inc. ("Tocor II") filed a complaint in the Court of Common Pleas of the Commonwealth of Pennsylvania, in and for Chester County, against the Registrant, Tocor II and the four directors of Tocor II, alleging, among other things, that the defendants breached their fiduciary duties to the unitholders of Tocor II ("Unitholders") in connection with the exchange offer described in the Registration Statement on Form S-4 bearing Registration No. 33-51421 (the "Exchange Offer"). The complaint (a copy of which is filed as an exhibit to this Form 8-K) seeks an order (a) certifying a class consisting of Unitholders,
(b) enjoining the Exchange Offer, (c) establishing a special committee and financial advisor to consider the Exchange Offer, and (d) awarding damages (including recissionary damages), costs and plaintiff's counsel fees.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits:
              --------

              99   Complaint, Peter Cordaro v. Hubert J.P. Schoemaker, et al.,
                               -----------------------------------------------
                   CA 93-11719, filed December 23, 1993 (Ct of Common Pleas,
                   Chester County).

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CENTOCOR, INC.
                                        Registrant



Dated:  January 7, 1994           By:   George D. Hobbs
                                        Vice President, Corporate Counsel
                                        and Secretary